UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 9, 2006

TRUMP ENTERTAINMENT RESORTS, INC.

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794 33-90786 33-90786-01	13-3818402 13-3818407 13-3818405
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on May 8, 2006 and Exhibit 99.2 a slide presentation for the March 10, 2006 presentation at the Jefferies Gaming, Lodging, Media and Entertainment Conference.

Non-GAAP Financial Measures – The slide presentation in Exhibit 99.2 contains non-GAAP EBITDA presentations. EBITDA is a non-GAAP measurement, but is commonly used in the gaming industry as measures of performance and as a basis for valuation of gaming companies. A reconciliation of Non-GAAP financial measures used in the presentation for the first quarters ended March 31, 2006 and 2005 can be found in our FORM 8-K as filed on May 3, 2006.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

99.1	Press Release issued by Trump Entertainment Resorts, Inc. on May 8, 2006

99.2	Slide Presentation for March 10, 2006 Presentation at the Jefferies Gaming, Lodging, Media & Entertainment Conference.

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2006

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Dale R. Black
Name:	Dale R. Black
Title:	Executive Vice President and Chief Financial Officer

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	TRUMP ENTARTAINMENT RESORTS, INC. its general partner

By:	/s/ Dale R. Black
Name:	Dale R. Black
Title:	Executive Vice President and Chief Financial Officer

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ Dale R. Black
Name:	Dale R. Black
Title:	Executive Vice President and Chief Financial Officer

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